EXHIBIT 10.1

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FOURTH AMENDMENT (this “Amendment”) dated as of October 30, 2009 to the Purchase and Sale Agreement, dated as of November 25, 1997 and amended by the First Amendment thereto dated as of July 22, 1999, by the Second Amendment thereto dated as of November 9, 2000 and by the Third Amendment thereto dated as of May 8, 2001 (the “Purchase Agreement”), is between, (i) solely with respect to the amendments described in Section 3(a) of this Amendment, SPIRIT OF AMERICA NATIONAL BANK, a national banking association (“Spirit”) and CHARMING SHOPPES RECEIVABLES CORP. (“CSRC”) and (ii) solely with respect to the amendments described in Section 3(b) of this Amendment, WFN CREDIT COMPANY, LLC (“WFN SPV”) and WORLD FINANCIAL NETWORK NATIONAL BANK (“WFNNB”).  Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned in the Purchase Agreement.

W I T N E S S E T H:

WHEREAS, Spirit and CSRC have entered into the Purchase Agreement pursuant to which Spirit transfers Receivables to CSRC from time to time;

WHEREAS, CSRC is a party to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 25, 1997 (as amended from time to time, the “Pooling and Servicing Agreement”), among Spirit, CSRC and U.S. Bank National Association, as Trustee (in such capacity, the “Trustee”), pursuant to which CSRC transfers Receivables to the Trust from time to time; and

WHEREAS, the parties hereto desire to amend the Purchase Agreement in certain respects as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments.  (a)  The following definitions from Appendix A of the Purchase Agreement are hereby amended and restated in their entirety to read as follows or added and inserted in alphabetical order into Appendix A of the Purchase Agreement, as applicable:

“Purchaser” shall mean WFN Credit Company, LLC, a Delaware corporation, and its permitted successors and assigns.

“Purchaser Tangible Equity” means, at any date of determination, an amount equal to:

(a)  the Seller Interest, plus

(b)  the aggregate amount on deposit in all cash collateral accounts or spread accounts established for the benefit of any Series or Class of Investor Certificates; minus

(c)  the outstanding balance of the Subordinated Note; plus

(d)  the “Purchaser Tangible Equity” or other similar amounts for any other transactions to which the Purchaser is a party.

“Required Purchaser Tangible Equity” means, at any date of determination, the sum of:

(a)  the product of (i) the Seller Interest, multiplied by (ii) the highest required enhancement percentage then in effect for any outstanding Class of Investor Certificates that was rated BBB (or an equivalent rating) by any of Moody’s, S&P or Fitch at the time of its issuance, which shall be calculated as the quotient (expressed as a percentage) of (x) the amount of Enhancement (including any cash collateral account, the subordination of other  interests in the Receivables) that is available or junior to such Class in covering charged-off Receivables allocated to the related Series, divided by (y) the Initial Investor Interest for the Series of Investor Certificates of which such Class is a part; plus

(b)  the aggregate amount on deposit in all cash collateral accounts or spread accounts established for the benefit of any Series or Class of Investor Certificates, plus

(c)  the “Required Purchaser Tangible Equity” or other similar amounts for any other transactions to which the Purchaser is a party.

“Seller” shall mean World Financial Network National Bank, and its permitted successors and assigns.

“Subordinated Note” shall mean a note substantially in the form of Exhibit F to the Purchase Agreement evidencing borrowings made by Purchaser from Seller pursuant to this Agreement.

“Subordinated Note Maturity Date” is defined in Section 3.1(c) of this Agreement.

“Subordinated Note Rate” is defined in Section 3.1(c) of this Agreement.

“Transfer Date” is defined in Section 1.2(a) of this Agreement.

“WFN SPV” is defined in Section 1.2(a) of this Agreement.

“WFNNB” is defined in Section 1.2(b) of this Agreement.

(b)           The definition of “Reassignment” in Appendix A of the Purchase Agreement is hereby deleted in its entirety.

(c)           The last paragraph of Section 1.1 of the Purchase Agreement is hereby amended and restated to read as follows:

It is the intention of the parties hereto that the conveyances of the Existing Assets, the Receivables and the other Related Assets by the Seller to the Purchaser as provided in this Section 1.1 be, and be construed as, absolute sales or capital contributions, including for accounting purposes to the extent consistent with generally accepted accounting principles, without recourse except as explicitly provided herein, of the Existing Assets, the Receivables and the other Related Assets by the Seller to the Purchaser.  Furthermore, it is not intended that such conveyance be deemed a pledge of the Existing Assets, the Receivables and the other Related Assets by the Seller to the Purchaser to secure a debt or other obligation of the Seller.  If, however, notwithstanding the intention of the parties, the conveyance provided for in this Section 1.1 is determined to be a transfer for security, then this Agreement shall also be deemed to be a security agreement and the Seller hereby grants to the Purchaser a security interest in all of the Seller’s right, title and interest in and to the Existing Assets, the Receivables and the other Related Assets.  Further,  to the extent the Seller retains any interest in the Receivables now existing and arising from time to time in the Accounts and the other Related Assets, the Seller hereby grants to the Trustee for the benefit of the Investor Certificateholders, a security interest in the Seller’s right, title and interest, whether now owned or hereafter arising, in, to and under the Receivables now existing and arising from time to time in the Accounts and the other Related Assets to secure the performance of all obligations of the Seller under this Agreement, the Pooling and Servicing Agreement and the other Transaction Documents and the rights of each Investor Certificateholder to receive its share of the Series Investor Interest under the applicable Supplement, interest on the Investor Certificates held by it at the rate specified in the Supplement and any other amounts owed to it under the terms of such Supplement and the other Transaction Documents.

(d)	The following Section 1.2 is hereby added to the Purchase Agreement:

“Assignment and Assumptions.  It is understood and agreed that:

(a) CSRC and WFN Credit Company, LLC (“WFN SPV”) will enter into an assignment and assumption agreement, substantially in the form of Exhibit D hereto, under which CSRC will assign to WFN SPV all of CSRC’s rights and obligations as Purchaser and WFN SPV will accept and assume such rights and obligations.  From and after the date of effectiveness of such assignment and assumption agreement (the “Transfer Date”), (i) except to the extent provided in such agreement with respect to events arising out of its actions or omissions to act as Purchaser occurring before such date, CSRC shall be released from all obligations of the Purchaser, (ii) CSRC shall cease to be a party to this

Agreement; provided that nothing herein shall release CSRC of any liability for any of its actions (or omissions to act) as Purchaser prior to the Transfer Date, and (iii) except as the context shall require, references in this Agreement to Purchaser shall be deemed to be references to WFN SPV.

(b) Effective as of the Transfer Date, Spirit and World Financial Network National Bank (“WFNNB”) will enter into an assignment and assumption agreement, substantially in the form of Exhibit E hereto, under which Spirit will assign to WFNNB, all of Spirit’s rights and obligations as Seller and WFNNB will acquire and assume such rights and obligations.  From and after the Transfer Date, (i) except to the extent provided in such agreement with respect to events arising out of its actions or omissions to act as Seller occurring before the Transfer Date, Spirit shall be released from all obligations of the Seller, (ii) Spirit shall cease to be a party to this Agreement; provided that nothing herein shall relieve Spirit of any liability for any of its actions (or omissions to act) as Seller prior to the Transfer Date, and (iii) except as the context shall require, references in this Agreement to Seller shall be deemed to be references to WFNNB.

(e)           Section 2.3(f) of the Purchase Agreement is hereby amended and restated to read as follows:

Except as provided herein (including, without limitation, Section 1.2 hereof) and as provided in the Pooling and Servicing Agreement, the Seller covenants and agrees that it will not Convey the Accounts to any Person prior to the termination of this Agreement and the Pooling and Servicing Agreement.

(f)           Section 2.5 of the Purchase Agreement is hereby amended and restated to read as follows:

Section 2.5  Removal of Accounts.  Purchaser may remove Accounts from the Trust in accordance with Section 2.7 of the Pooling and Servicing Agreement.  On each day on which Accounts are removed from the Trust pursuant to Section 2.7 of the Pooling and Servicing Agreement, the Seller and the Purchaser may, but shall not be required to, by mutual agreement, remove Accounts from the operation of this Agreement (the “Removed Accounts”).  The Seller agrees to provide to Purchaser such information, certificates, financing statement, opinions and other materials as are reasonably necessary to enable the Purchaser to satisfy its obligations under Section 2.7 of the Pooling and Servicing Agreement with respect to the removal of Accounts.

(g)           Sections 3.1(b) and (c) of the Purchase Agreement are hereby amended and restated to read as follows:

(b)           The “Purchase Price” for the Receivables (including Receivables in Additional Accounts) to be conveyed to Purchaser under this Agreement that come into existence on or after the Transfer Date shall be payable on each Business Day on which such Receivables are conveyed by Seller to Purchaser in an amount equal to 100% of the Principal Receivables so conveyed, adjusted from time to time with respect to Principal Receivables originated hereafter to reflect such factors as Seller and Purchaser mutually agree will result in a Purchase Price determined to approximate the fair market value of such Principal Receivables.  If and to the extent that Purchaser shall not have funds available to pay Seller the Purchase Price for the Receivables transferred on any day, an amount equal to the portion of the Purchase Price for such Receivables for which Purchaser shall not have funds shall be deemed to be a borrowing by Purchaser from Seller under the Subordinated Note in the amount of such deficiency; provided that no borrowing may be made under the Subordinated Note if, after giving effect to such borrowing, Purchaser Tangible Equity would be less than Required Purchaser Tangible Equity; and provided, further, that Seller may, in its discretion, contribute Receivables on any Business Day and the Purchase Price of such Receivables shall be deemed to be a capital contribution from Seller to Purchaser.   Seller is hereby authorized by Purchaser to endorse on the schedule attached to the Subordinated Note (or a continuation of such schedule attached thereto and made a part thereof) an appropriate notation evidencing the date and amount of each borrowing thereunder, as well as the date and amount of each payment made with respect thereto; provided that the failure of any Person to make such a notation shall not affect any obligations of Purchaser thereunder.

(c)           The terms and conditions of the Subordinated Note and all borrowings thereunder shall be as follows:

(i)
All amounts paid by Purchaser with respect to the Subordinated Note shall be allocated first to the repayment of accrued interest until all such interest is paid, and then to the outstanding principal amount of the Subordinated Note.

(ii)
The outstanding principal amount of the Subordinated Note shall bear interest at a fixed rate per annum agreed upon by Seller and Purchaser from time to time from the Transfer Date, calculated based on a 360-day year consistently of twelve thirty-day months (such rate as in effect from time to time, the “Subordinated Note Rate”).  Interest on the Subordinated Note shall be payable on the 15th day of each calendar month falling after the Transfer Date, or if the 15th is not a Business Day, the next succeeding Business Day (each such date, an “Interest Payment Date”).  If on any Interest Payment Date, the amount of funds available to pay interest on the Subordinated Note is insufficient to pay any amount due under the Subordinated Note, then interest shall be payable only to the extent funds are available thereof.  All interest in the Subordinated Note that is not paid when due pursuant to this paragraph shall be payable on the next Interest Payment Date on which funds are available therefor and all such unpaid interest shall accrue interest at the Subordinated Note Rate until paid in full.

(iii)
Purchaser may at its option, prepay the Subordinated Note at any time and from time to time; provided that in no event shall Seller or any holder of the Subordinated Note have any right to demand any payment of principal under the Subordinated Note prior to the date that is one year and one day after the latest occurring Series Termination Date for any Series of Investor Certificates (the “Subordinated Note Maturity Date”).

(h)           Schedule I and Schedule II to this Amendment are hereby added to the Purchase Agreement as Exhibit D and Exhibit E respectively, thereto.

(i)           Schedule III to this Amendment is hereby added to the Purchase Agreement as Exhibit F thereto.

(j)           Exhibit C of the Purchase Agreement is hereby deleted in its entirety and marked as “[reserved]”.

(k)           Clauses (a) and (b) of Section 7.4 of the Purchase Agreement are hereby amended and restated as follows:

(a) in the case of the Seller and the Servicer, to World Financial NetworkNational Bank, 3100 Easton Square Place, Columbus, OH  43219,Attention:General Counsel, (b) in the case of the Purchaser, to WFN Credit Company, LLC,3100 Easton Square Place, #3108, Columbus, Ohio 43219.

SECTION 2.  Change of Address and Waiver of Notice.   Effective as of the Transfer Date, pursuant to Section 2.3(j) of the Purchase Agreement, WFNNB, as Seller, hereby designates the following additional addresses as location of records concerning the Receivables:

           3100 Easton Square Place

           Columbus, OH  43219

           Attention: President

           With a copy (which shall not constitute notice) to:

         World Financial Network National Bank

            3100 Easton Square Place

             Columbus, OH  43219

             Attention: General Counsel

The Trustee hereby waives the requirement of 30 days notice of such change of address.

SECTION 3. Amendment Date.

(a) The amendments set forth in clauses (d), (e) and (h) of Section 1 shall become effective on the date when all of the following shall have occurred:  (i) the Trustee receives executed counterpart signatures pages of this Amendment from Spirit and CSRC and (ii) an Opinion of Counsel of CSRC pursuant to Section 7.1(a) of the Purchase Agreement has been delivered to the Trustee.

(b) Immediately following the effectiveness of the amendments described in Section 3(a) of this Amendment, the amendments set forth in clauses (a) through (c), (f), (g) and (i) through (k) of Section 1 shall become effective when the Trustee receives counterparts of this Amendment executed by WFNNB and WFN SPV.

SECTION 4.  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 5.  Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

SECTION 6.  Ratification of the Purchase Agreement.  From and after the Amendment Date, each reference in the Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and references to the Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection therewith, shall, in each case, mean and be a reference to the Purchase Agreement as amended hereby.  Except as otherwise amended by this Amendment, the Purchase Agreement shall continue in full force and effect and is hereby ratified and confirmed.

SECTION 7.  Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

Solely with respect to the amendments described in Section 3(a) of this Amendment:

SPIRIT OF AMERICA NATIONAL BANK
By: _____________________________
Name: Eric M. Specter
Title: Chairman of the Board

CHARMING SHOPPES RECEIVABLES CORP.
By: _____________________________
Name: Eric M. Specter
Title: President

Solely with respect to the amendments described in Section 3(b) of this Amendment:

WFN CREDIT COMPANY, LLC

By:______________________________
Name:
Title:

WORLD FINANCIAL NETWORK NATIONAL BANK

By: ______________________________
Name:
Title:

Acknowledged and agreed with respect to Section 2
of this Amendment:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:_______________________________________
Name:
Title:

SCHEDULE I

EXHIBIT D

[WFN SPV Assignment and Assumption Agreement]

SCHEDULE II

EXHIBIT E

[WFNNB Assignment and Assumption Agreement]

SCHEDULE III

EXHIBIT F

[SUBORDINATED NOTE]